EXHIBIT 10.2

Portions of this document have been omitted
pursuant to a request for confidential treatment.  The
omitted portions are marked ***** and have been
filed separately with the Commission.

WATER AND SEWERAGE CORPORATION 87 Thompson Blvd. P.O. Box N-3905, Nassau, Bahamas www.wsc.com.bs “Committed to Growth, Committed to Quality”
LETTER OF ACCEPTANCE

Our Ref: WSC 236/13	Date: January 25, 2011

CONSOLIDATED WATER CO. LTD.
Trafalgar Place
P.O. Box 1114 GT
George Town, Grand Cayman
Cayman Islands

ATTN.:	MR. FREDERICK McTAGGART
PRESIDENT & CEO

Dear Sir,

BLUE HILLS SEAWATER REVERSE OSMOSIS PLANT EXPANSION

The Water and Sewerage Corporation (“WSC”) hereby accepts Consolidated Water Co. Ltd. (“CWCO”) Proposal dated December 8, 2010, for the expansion of the existing Blue Hills Seawater Reverse Osmosis (BHRO) Plant on a Build Own, and Operate (BOO).

The expansion shall have an installed production capacity of 4.0 Migd.  The WSC will guarantee to purchase 3.5 Migd at a price of * * * * */1000imperial gallons from the expansion plant in accordance with the attached rate sheet.  It is agreed that discussions are ongoing regarding combining the rate sheets for the expansion and existing plant however these discussions must not and will not delay the commencement of construction.

The expansion plant is to be commissioned no later than eight (8) months from the date of issue of this Letter of Acceptance which also serves as an Authorization to Proceed.  Terms and conditions will remain as per the existing contract.

CONFIDENTIAL

BLUE HILLS SWRO EXPANSION	25-JAN-2011
LETTER OF ACCEPTANCE

Until a formal Amendment to the existing contract is executed, this Letter of Acceptance, together with your Proposal, will constitute a full and binding agreement between CONSOLIDATED WATER CO. LTD. and the WATER AND SEWERAGE CORPORATION.

Please acknowledge receipt and acceptance of the above conditions by signing and returning the enclosed copy of this letter.

Yours faithfully,

WATER AND SEWERAGE CORPORATION

Signature:	/s/ Glen F. Laville
Glen F. Laville

Title:	General Manager

Acknowledged and Accepted on behalf of:

CONSOLIDATED WATER CO. LTD.

Signature:	/s/ Frederick W. McTaggart
Frederick W. McTaggart

Title:	President & CEO

Date:	January 31, 2011

CONFIDENTIAL

Portions of this document have been omitted
pursuant to a request for confidential treatment.  The
omitted portions are marked ***** and have been
filed separately with the Commission.

Blue Hills Expansion 4 MIGPD expanded capacity 3.5 MIGPD Guarantee
Plant Production Rate, IGPD	3,500,000		Availability Factor	1.0000
Annual Prod. kgal/yr	1,277,500		Annual Interest Rate	*****
Plant Capital Cost	*****		Number of Years	20
Production Costs (Annual)			Annual Cost	B$/kigal
FIXED COSTS				Total
Fixed Charges – Capital Repayment			*****	*****
General & Administrative (Note 1)			*****	*****
Operation & Maintenance Labor			*****	*****
Overhead & Profit on Labor			*****	*****
SUBTOTAL FIXED COSTS			*****	*****
Note 1: includes allowance for bonding and insurance
CONSUMABLES	B$/US gal	US gal/klgal
Diesel Fuel	2.350	*****	*****	*****
Electricity	B$/kwh	kwh/klgal
Power Consumption	0.2720	*****	*****	*****
	B$/kVA/yr	Max. kVA
Demand Charge	136.32	*****	*****	*****
	B$/lb	Ib/klgal
Total Chemical Consumables			*****	*****
			-	*****
Spare Parts & Equipment Consumables			*****	*****
			*****	*****
Subtotal Consumables-less Profit			*****	*****
Overhead & Profit on Consumables			*****	*****
SUBTOTAL CONSUMABLES			*****	*****
TOTAL PRICE:			*****	*****

CONFIDENTIAL